UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2024 (June 25, 2024)

APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT, L.P.
(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street
Suite 1700
Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Apartment Income REIT Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on June 25, 2024. At the Special Meeting, the Company’s common stockholders were asked to vote on three proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 7, 2024, as it may be amended from time to time, among the Company, Apex Purchaser LLC, Aries Purchaser LLC, Astro Purchaser LLC, and Astro Merger Sub, Inc. (“Merger Sub”), each of which is described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission and first mailed to stockholders on May 21, 2024 (the “Definitive Proxy Statement”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”).

As of the close of business on May 13, 2024, the record date for the Special Meeting, there were 145,104,221 shares of common stock of the Company, par value $0.01 per share (the “common stock”), outstanding and entitled to vote. Each share of common stock was entitled to one vote with respect to each proposal at the Special Meeting. A total of 109,585,282 shares of common stock were present in-person or by proxy, representing 75.52% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. At the Special Meeting, the Company’s common stockholders were asked to consider and vote on the following matters:

•	a proposal to approve the Merger pursuant to the terms of the Merger Agreement (the “Merger Proposal”);
•
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The final voting results for each proposal are set forth below.

Merger Proposal

At the Special Meeting, the Company’s common stockholders voted to approve the Merger Proposal. The table below sets forth the voting results for the Merger Proposal:

Votes For	Votes Against	Abstentions
108,470,261	1,096,015	19,006

Advisory Compensation Proposal

At the Special Meeting, the Company’s common stockholders voted to approve the Advisory Compensation Proposal. The table below sets forth the voting results for the Advisory Compensation Proposal:

Votes For	Votes Against	Abstentions
90,285,801	18,679,384	620,097

Adjournment Proposal

At the Special Meeting, the Company’s common stockholders voted to approve the Adjournment Proposal. The table below sets forth the voting results for the Adjournment Proposal:

Votes For	Votes Against	Abstentions
101,842,511	7,561,516	181,255

Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Special Meeting.

Subject to the satisfaction or waiver of all of the conditions to the closing of the Merger in the Merger Agreement, the Merger is expected to be completed on June 28, 2024.

Item 8.01	Other Events

On June 25, 2024, the Company issued a press release announcing the results of the voting at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release Issued June 25, 2024

104	Cover page interactive data file (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the Merger on the anticipated terms and timing, or at all, and the parties’ ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that are described in the Definitive Proxy Statement that was filed with the SEC.

These risks, as well as other risks associated with the Merger, are more fully discussed in the Definitive Proxy Statement filed by the Company with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements.

The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Date:	June 25, 2024	By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
		By:	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer